SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 15, 1998
                Date of Report (Date of earliest event reported)



                           Supertel Hospitality, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                  0-23536            47-0774097
         (State or other            (Commission          (IRS Employer
         jurisdiction of            File Number)         Identification No.)
         incorporation)


                    309 North 5th Street, Norfolk, NE       68701
                (Address of principal executive offices)  (Zip Code)


               Registrant's telephone number, including area code
                                 (402) 371-2520

ITEM 5.   OTHER EVENTS.

     On October 15, 1998, Supertel Hospitality, Inc. and PMC Commercial Trust mutually terminated the Agreement and Plan of Merger dated June 3, 1998. Copies of the termination agreement and related press release, each incorporated by this reference, are attached as exhibits hereto.

ITEM 7.  EXHIBITS

     Exhibit 99.1 Termination and Release Agreement dated October 15, 1998.

     Exhibit 99.2   Supertel Press Release.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SUPERTEL HOSPITALITY, INC.


                                   By: /s/ Paul J. Schulte
Date:  October 15, 1998                __________________________
                                       Paul J. Schulte
                                       President and Chief Executive Officer